UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 23, 2003

Second Bancorp Incorporated

(Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio	44482-1311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events

On January 23, 2003, the Company issued the following press release:

SECOND BANCORP REPORTS EARNINGS FOR
FOURTH QUARTER AND YEAR

Warren, Ohio, January 23, 2003—SECOND BANCORP INCORPORATED (Nasdaq “SECD”, “SECDP”) announced that, as previously indicated by the Company, fourth quarter earnings for 2002 were adversely affected by costs associated with the Company’s strategy to re-configure its retail branch system and, to a lesser extent, margin compression and credit quality issues. Net income for the fourth quarter was $3,428,000 or $.34 per diluted share compared to $4,334,000 or $.43 per share for the same period last year. Absent branch reconfiguration and merger costs recognized during the quarter, pro forma operating earnings would have been $4,797,000 ($.48 per diluted share), a 6% increase over pro forma operating results of a year ago. For the full year, net income was $18,000,000 or $1.79 per diluted share compared to $17,080,000 or $1.69 per share in 2001. Excluding the branch reconfiguration charges and merger costs, net income for the year would have been $19,449,000 ($1.94 per diluted share), 12% higher than was reported for 2001. A reconciliation of the Company’s net income (computed in accordance with GAAP) to pro forma earnings is included in the financial detail of this release.

The Company’s branch system reconfiguration strategy includes the 2003 sale of two of subsidiary Second National Bank’s retail banking centers, the consolidation of four smaller banking centers into two new, fully-staffed regional locations and new offices in the high growth Medina (relocation of an existing office) and Wooster, Ohio markets. The $2.1 million reconfiguration expense recognized in the fourth quarter will be fully offset by a $6 million gain on the referenced sale of branches expected to be completed during the first quarter of 2003.

Returns on average assets (ROA) for the quarter and the year were 0.75% and 1.03% respectively (compared to 1.03% and 1.07% a year ago) and returns on average equity (ROE) were 9.99% for the quarter and 13.42% for the full year (compared to 13.21% and 13.69% respectively in 2001). Excluding branch reconfiguration costs, ROA for the quarter and the full year were 1.05% and 1.11% respectively and ROE for the same periods were 13.98% and 14.49%. Historically low interest rates compressed the Company’s interest margin for the quarter to 3.38% from 3.57% during the same period last year. For the year, net interest margin improved to 3.56% from 3.49% for 2001.

“We are generally quite pleased with the Company’s overall performance during a year characterized by a progressively difficult operating environment” stated Second Bancorp President and Chief Executive Officer Rick L. Blossom. “The branch reconfiguration strategy we began implementing in the third quarter and which reduced fourth quarter earnings is a key part of our effort to enhance profitability and growth opportunities in our branch banking system ... and it will be fully funded by proceeds from the pending sale of our Steubenville, Ohio branches. Looking ahead, rock-bottom interest rates will likely continue to produce thin margins and lagging mortgage servicing rights valuations during 2003. A simmering economy next year could also retard loan growth and increase financial pressures on our traditional small and mid-market commercial customers. Our job will be to aggressively manage through these challenges and position the Company to take advantage of opportunities which will present themselves when the economy returns to a more normalized pattern.”

Credit quality continues to be a focal point for the Company. The level of non-performing loans and net charge-offs trended upward during 2002 and were 1.64% of year-end loans and .47% of average loans for the year respectively. The fourth quarter provision for loan losses was $2.35 million compared to $1.63 million a year ago. The allowance for loan losses finished the year at $17.6 million or 1.51% of year-end loans.

The Company also reported that its Board of Directors declared an eighteen cent ($.18) per share common dividend payable January 31, 2003 to shareholders of record on January 15. That dividend is unchanged from last quarter and is 5.9% higher than the dividend paid for the fourth quarter of 2001.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.9 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax) or cstanitz@secondnationalbank.com.

Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001

Earnings:
Net interest income	$13,946	$13,954	$14,403	$14,157	$13,503
Provision for loan losses	2,350	1,573	1,303	933	1,627
Non-interest income	7,314	6,329	4,053	5,157	5,845
Security (losses) gains	(67)	832	0	(173)	2
Trading account (losses) gains	0	0	0	(20)	0
Non-interest expense	14,575	11,841	11,283	11,797	12,001
Federal income taxes	840	2,165	1,517	1,708	1,388

Income before accounting change	3,428	5,536	4,353	4,683	4,334
Cumulative effect of accounting change, net of tax	0	0	0	0	0
Net income	$3,428	$5,536	$4,353	$4,683	$4,334

Per share:
Basic earnings before accounting change	n/a	n/a	n/a	n/a	n/a
Basic earnings	0.35	0.56	0.44	0.47	0.43
Diluted earnings before accounting change	n/a	n/a	n/a	n/a	n/a
Diluted earnings	0.34	0.55	0.43	0.47	0.43
Common dividends	0.18	0.18	0.18	0.18	0.17
Book value	13.91	14.14	13.71	12.96	12.90
Tangible book value	11.69	11.99	11.85	11.11	11.10
Market value	26.50	26.73	27.30	24.25	21.61
Weighted average shares outstanding:
Basic	9,835,995	9,876,844	9,958,928	9,944,671	9,988,137
Diluted	9,967,373	9,993,241	10,087,003	10,054,758	10,075,690
Period end balance sheet:
Assets	$1,894,775	$1,825,235	$1,719,744	$1,684,848	$1,680,356
Securities	523,669	535,174	448,736	411,897	417,496
Total loans	1,167,791	1,153,581	1,092,398	1,114,314	1,121,892
Reserve for loan losses	17,595	17,443	16,810	16,884	16,695
Deposits	1,195,112	1,181,281	1,146,451	1,131,199	1,123,131
Total shareholders’ equity	135,780	139,682	136,293	128,853	128,299
Tier I capital	138,000	139,983	141,011	139,474	137,395
Tier I ratio	10.8%	10.7%	11.9%	11.3%	11.3%
Total capital	153,925	156,401	155,799	154,854	152,550
Total capital ratio	12.1%	11.9%	13.2%	12.6%	12.6%
Total risk-adjusted assets	1,272,335	1,312,414	1,181,029	1,228,918	1,210,858
Tier I leverage ratio	7.7%	8.4%	8.4%	8.3%	8.2%
Average balance sheet:
Assets	$1,825,714	$1,770,928	$1,727,642	$1,691,123	$1,685,148
Earning assets	1,712,604	1,657,438	1,618,286	1,581,704	1,574,906
Loans	1,171,162	1,108,133	1,097,302	1,109,990	1,100,573
Deposits	1,180,609	1,173,188	1,153,065	1,129,829	1,109,855
Shareholders’ equity	137,229	136,494	132,734	130,152	131,262
Key ratios: (%)
Return on average assets (ROA)	0.75	1.25	1.01	1.11	1.03
Return on average shareholders’ equity (ROE)	9.99	16.22	13.12	14.39	13.21
Net interest margin	3.38	3.49	3.69	3.72	3.57
Net overhead	1.70	1.33	1.79	1.68	1.56
Efficiency ratio	66.94	56.94	59.49	59.40	60.27
Credit quality:
Non-accrual loans	$13,123	$12,756	$6,287	$5,313	$5,004
Restructured loans	378	259	197	0	258
90 day past due and accruing	5,692	6,995	6,011	6,257	5,304

Non-performing loans	19,193	20,010	12,495	11,570	10,566
Other real estate owned	1,371	1,593	1,644	1,423	1,399

Non-performing assets	$20,564	$21,603	$14,139	$12,993	$11,965

Charge-offs	$2,558	$1,116	$1,625	$1,285	$2,458
Recoveries	360	176	248	541	219

Net charge-offs	$2,198	$940	$1,377	$744	$2,239

Reserve for loan losses as a percent of period-end loans (%)	1.51	1.51	1.54	1.52	1.49
Net charge-offs (annualized) as a percent of average loans	0.75	0.34	0.50	0.27	1.86
Non-performing loans as a percent of loans	1.64	1.73	1.14	1.04	0.94
Non-performing assets as a percent of assets	1.09	1.18	0.82	0.77	0.71

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Year-to-Date Data
(Dollars in thousands, except per share data)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001

Earnings:
Net interest income	$56,460	$42,514	$28,560	$14,157	$50,190
Provision for loan losses	6,159	3,809	2,236	933	4,718
Non-interest income	22,853	15,539	9,210	5,157	18,867
Security gains (losses)	592	659	(173)	(173)	642
Trading account gains (losses)	(20)	(20)	(20)	(20)	19
Non-interest expense	49,496	34,921	23,080	11,797	41,939
Federal income taxes	6,230	5,390	3,225	1,708	5,880

Income before accounting change	18,000	14,572	9,036	4,683	17,181
Cumulative effect of accounting change, net of tax	0	0	0	0	(101)
Net income	$18,000	$14,572	$9,036	$4,683	$17,080

Per share:
Basic earnings before accounting change	n/a	n/a	n/a	n/a	$1.72
Basic earnings	1.82	1.47	0.91	0.47	1.70
Diluted earnings before accounting change	n/a	n/a	n/a	n/a	1.71
Diluted earnings	1.79	1.45	0.90	0.47	1.69
Common dividends	0.72	0.54	0.36	0.18	0.68
Book value	13.91	14.14	13.71	12.96	12.90
Tangible book value	11.69	11.99	11.85	11.11	11.10
Market value	26.50	26.73	27.30	24.25	21.61
Weighted average shares outstanding:
Basic	9,905,832	9,929,276	9,948,346	9,944,671	10,013,068
Diluted	10,040,001	10,051,077	10,071,366	10,054,758	10,080,005
Period end balance sheet:
Assets	$1,894,775	$1,825,235	$1,719,744	$1,684,848	$1,680,356
Securities	523,669	535,174	448,736	411,897	417,496
Total loans	1,167,791	1,153,581	1,092,398	1,114,314	1,121,892
Reserve for loan losses	17,595	17,443	16,810	16,884	16,695
Deposits	1,195,112	1,181,281	1,146,451	1,131,199	1,123,131
Total shareholders’ equity	135,780	139,682	136,293	128,853	128,299
Tier I capital	138,000	139,983	141,011	139,474	137,395
Tier I ratio	10.8%	10.7%	11.9%	11.3%	11.3%
Total capital	153,925	156,401	155,799	154,854	152,550
Total capital ratio	12.1%	11.9%	13.2%	12.6%	12.6%
Total risk-adjusted assets	1,272,335	1,312,414	1,181,029	1,228,918	1,210,858
Tier I leverage ratio	7.7%	8.4%	8.4%	8.3%	8.2%
Average balance sheet:
Assets	$1,754,156	$1,730,190	$1,709,483	$1,691,123	$1,595,968
Earning assets	1,642,907	1,619,420	1,600,096	1,581,704	1,502,164
Loans	1,121,777	1,105,135	1,103,611	1,109,990	1,078,196
Deposits	1,159,350	1,152,186	1,141,511	1,129,829	1,070,439
Shareholders’ equity	134,178	133,150	131,450	130,152	124,773
Key ratios: (%)
Return on average assets (ROA)	1.03	1.12	1.06	1.11	1.07
Return on average shareholders’ equity (ROE)	13.42	14.59	13.75	14.39	13.69
Net interest margin	3.56	3.63	3.70	3.72	3.49
Net overhead	1.62	1.60	1.73	1.68	1.54
Efficiency ratio	60.81	58.57	59.44	59.40	58.79
Credit quality:
Non-accrual loans	$13,123	$12,756	$6,287	$5,313	$5,004
Restructured loans	378	259	197	0	258
90 day past due and accruing	5,692	6,995	6,011	6,257	5,304

Non-performing loans	19,193	20,010	12,495	11,570	10,566
Other real estate owned	1,371	1,593	1,644	1,423	1,399

Non-performing assets	$20,564	$21,603	$14,139	$12,993	$11,965

Charge-offs	$6,584	$4,026	$2,910	$1,285	$6,471
Recoveries	1,325	965	789	541	1,353

Net charge-offs	$5,259	$3,061	$2,121	$744	$5,118

Reserve for loan losses as a percent of period-end loans (%)	1.51	1.51	1.54	1.52	1.49
Net charge-offs (annualized) as a percent of average loans (%)	0.47	0.37	0.38	0.27	0.47
Non-performing loans as a percent of loans	1.64	1.73	1.14	1.04	0.94
Non-performing assets as a percent of assets	1.09	1.18	0.82	0.77	0.71

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001

INTEREST INCOME
Loans (including fees):
Taxable	$19,637	$19,598	$19,965	$20,471	$20,764
Exempt from federal income taxes	219	227	233	243	257
Securities:
Taxable	5,566	5,963	5,797	5,322	5,716
Exempt from federal income taxes	735	722	715	774	789
Federal funds sold and other temp. investments	154	324	394	213	268

Total interest income	26,311	26,834	27,104	27,023	27,794
INTEREST EXPENSE
Deposits	6,771	7,526	7,429	7,674	8,882
Federal funds purchased and securities sold under agreements to repurchase	700	597	636	566	727
Note Payable	28	10	0	0	0
Other borrowed funds	14	10	2	16	15
Federal Home Loan Bank advances	4,119	4,003	3,901	3,877	3,939
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	733	734	733	733	728

Total interest expense	12,365	12,880	12,701	12,866	14,291

Net interest income	13,946	13,954	14,403	14,157	13,503
Provision for loan losses	2,350	1,573	1,303	933	1,627

Net interest income after provision for loan losses	11,596	12,381	13,100	13,224	11,876
NON-INTEREST INCOME
Service charges on deposit accounts	1,587	1,505	1,411	1,320	1,424
Trust fees	637	596	696	786	604
Gain on sale of loans	5,462	2,421	1,709	1,544	2,531
Trading account (losses) gains	0	0	0	(20)	0
Security (losses) gains	(67)	832	0	(173)	2
Other operating income	(372)	1,807	237	1,507	1,286

Total non-interest income	7,247	7,161	4,053	4,964	5,847
NON-INTEREST EXPENSE
Salaries and employee benefits	7,217	6,494	6,325	6,309	5,941
Net occupancy	1,099	1,119	1,125	1,137	1,084
Equipment	742	931	1,023	1,202	883
Professional services	648	563	443	485	716
Assessment on deposits and other taxes	354	384	330	329	321
Amortization of goodwill and other intangibles	144	110	111	110	135
Merger costs	10	124	0	0	305
Banking center reconfiguration	2,096	0	0	0	0
Other operating expenses	2,265	2,116	1,926	2,225	2,616

Total non-interest expense	14,575	11,841	11,283	11,797	12,001

Income before federal income taxes	4,268	7,701	5,870	6,391	5,722
Income tax expense	840	2,165	1,517	1,708	1,388

Income before accounting change	3,428	5,536	4,353	4,683	4,334
Cumulative effect of accounting change, net of tax	0	0	0	0	—
Net income	$3,428	$5,536	$4,353	$4,683	$4,334

NET INCOME PER COMMON SHARE:
Basic before accounting change	n/a	n/a	n/a	n/a	n/a
Basic	$0.35	$0.56	$0.44	$0.47	$0.43
Diluted before accounting change	n/a	n/a	n/a	n/a	n/a
Diluted	$0.34	$0.55	$0.43	$0.47	$0.43
Weighted average common shares outstanding:
Basic	9,835,995	9,876,844	9,958,928	9,944,671	9,988,137
Diluted	9,967,373	9,993,241	10,087,003	10,054,758	10,075,690
Note: Fully taxable equivalent adjustment	$514	$511	$510	$548	$563

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Year-to-Date Data
(Dollars in thousands, except per share data)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001

INTEREST INCOME
Loans (including fees):
Taxable	$79,671	$60,034	$40,436	$20,471	$85,631
Exempt from federal income taxes	922	703	476	243	1,092
Securities:
Taxable	22,648	17,082	11,119	5,322	21,614
Exempt from federal income taxes	2,946	2,211	1,489	774	3,137
Federal funds sold and other temp. investments	1,085	931	607	213	1,083

Total interest income	107,272	80,961	54,127	27,023	112,557
INTEREST EXPENSE
Deposits	29,400	22,629	15,103	7,674	42,010
Federal funds purchased and securities sold under agreements to repurchase	2,499	1,799	1,202	566	3,904
Note Payable	38	10	0	0	47
Other borrowed funds	42	28	18	16	90
Federal Home Loan Bank advances	15,900	11,781	7,778	3,877	15,567
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	2,933	2,200	1,466	733	749

Total interest expense	50,812	38,447	25,567	12,866	62,367

Net interest income	56,460	42,514	28,560	14,157	50,190
Provision for loan losses	6,159	3,809	2,236	933	4,718

Net interest income after provision for loan losses	50,301	38,705	26,324	13,224	45,472
NON-INTEREST INCOME
Service charges on deposit accounts	5,823	4,236	2,731	1,320	5,302
Trust fees	2,715	2,078	1,482	786	2,870
Gain on sale of loans	11,136	5,674	3,253	1,544	5,814
Trading account (losses) gains	(20)	(20)	(20)	(20)	19
Security gains (losses)	592	659	(173)	(173)	642
Other operating income	3,179	3,551	1,744	1,507	4,881

Total non-interest income	23,425	16,178	9,017	4,964	19,528
NON-INTEREST EXPENSE
Salaries and employee benefits	26,345	19,128	12,634	6,309	21,544
Net occupancy	4,480	3,381	2,262	1,137	4,263
Equipment	3,898	3,156	2,225	1,202	3,891
Professional services	2,139	1,491	928	485	1,776
Assessment on deposits and other taxes	1,397	1,043	659	329	1,542
Amortization of goodwill and other intangibles	475	331	221	110	377
Merger costs	134	124	0	0	305
Banking center reconfiguration	2,096	0	0	0	0
Other operating expenses	8,532	6,267	4,151	2,225	8,241

Total non-interest expense	49,496	34,921	23,080	11,797	41,939

Income before federal income taxes	24,230	19,962	12,261	6,391	23,061
Income tax expense	6,230	5,390	3,225	1,708	5,880

Income before accounting change	18,000	14,572	9,036	4,683	17,181
Cumulative effect of accounting change, net of tax	0	0	0	0	(101)
Net income	$18,000	$14,572	$9,036	$4,683	$17,080

NET INCOME PER COMMON SHARE:
Basic before accounting change	n/a	n/a	n/a	n/a	$1.72
Basic	$1.82	$1.47	$0.91	$0.47	$1.70
Diluted before accounting change	n/a	n/a	n/a	n/a	$1.71
Diluted	$1.79	$1.45	$0.90	$0.47	$1.69
Weighted average common shares outstanding:
Basic	9,905,832	9,929,276	9,948,346	9,944,671	10,013,068
Diluted	10,040,001	10,051,077	10,071,366	10,054,758	10,080,005
Note: Fully taxable equivalent adjustment	$2,083	$1,569	$1,058	$548	$2,277

Second Bancorp Incorporated and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	December 31	September 30	June 30	March 31	December 31

	2002	2002	2002	2002	2001

ASSETS
Cash and due from banks	$60,822	$40,815	$36,230	$36,397	$40,837
Federal funds sold and other temp. investments	61,449	15,033	64,194	42,631	24,016
Securities:
Trading	0	0	0	0	0
Available-for-sale	523,669	535,174	448,736	411,897	417,496

Total securities	523,669	535,174	448,736	411,897	417,496
Loans:
Commercial	542,693	520,175	485,652	500,604	508,579
Consumer	322,840	325,088	333,178	317,858	316,097
Real estate	302,258	308,318	273,568	295,852	297,216

Total loans	1,167,791	1,153,581	1,092,398	1,114,314	1,121,892
Less reserve for loan losses	17,595	17,443	16,810	16,884	16,695

Net loans	1,150,196	1,136,138	1,075,588	1,097,430	1,105,197
Premises and equipment	16,632	16,333	16,592	16,737	16,416
Accrued interest receivable	8,762	9,582	8,724	9,596	10,272
Goodwill and intangible assets	20,422	20,224	17,636	17,746	17,856
Servicing assets	12,403	10,961	10,779	10,441	8,722
Other assets	40,420	40,975	41,265	41,973	39,544

Total assets	$1,894,775	$1,825,235	$1,719,744	$1,684,848	$1,680,356

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$179,714	$153,341	$145,006	$138,107	$144,953
Demand — interest bearing	103,583	98,359	98,893	99,284	105,221
Savings	405,437	410,322	394,907	335,460	276,628
Time deposits	506,378	519,259	507,645	558,348	596,329

Total deposits	1,195,112	1,181,281	1,146,451	1,131,199	1,123,131
Federal funds purchased and securities sold under agreements to repurchase	138,796	166,532	119,867	108,951	107,279
Note payable	7,000	3,000	0	0	0
Other borrowed funds	3,863	3,788	4,249	724	5,853
Accrued expenses and other liabilities	17,885	14,583	10,486	12,661	10,200
Federal Home Loan Bank advances	365,844	285,887	271,930	272,005	275,152
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,495	30,482	30,468	30,455	30,442

Total liabilities	1,758,995	1,685,553	1,583,451	1,555,995	1,552,057
Shareholders’ equity:
Common stock, no par value; 30,000,000 shares authorized;	41,209	40,994	38,822	37,722	37,453
Treasury stock	(27,180)	(23,631)	(19,462)	(17,397)	(16,798)
Other comprehensive income	6,656	8,894	7,265	1,424	3,434
Retained earnings	115,095	113,425	109,668	107,104	104,210

Total shareholders’ equity	135,780	139,682	136,293	128,853	128,299

Total liabilities and shareholders’ equity	$1,894,775	$1,825,235	$1,719,744	$1,684,848	$1,680,356

Miscellaneous data:
Common shares issued	11,041,263	11,024,693	10,932,360	10,856,360	10,832,810
Treasury shares	1,279,009	1,147,849	991,589	911,689	883,494
Bank owned life insurance (in other assets)	$33,086	$32,677	$32,268	$31,858	$31,449
Loans serviced for others	$1,320,316	$1,121,372	$1,047,988	$936,559	$812,774
Goodwill	$16,708	$17,344	$14,645	$14,645	$14,645
Other intangibles	3,714	2,880	2,991	3,101	3,211

Total goodwill and intangibles assets	$20,422	$20,224	$17,636	$17,746	$17,856

Mortgage servicing rights (net of allowance)	$11,967	$10,516	$10,323	$10,006	$8,313
Other servicing assets	436	445	456	435	409

	$12,403	$10,961	$10,779	$10,441	$8,722

Valuation allowance for mortgage servicing rights included above	$(3,794)	$(3,087)	$(2,285)	$(910)	$(810)

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001
ASSETS
Cash and demand balances due from banks	$35,454	$35,266	$32,510	$35,183	$44,615
Federal funds sold and other temp. investments	47,197	80,102	94,687	51,953	47,585
Securities:
Trading	0	0	0	123	99
Available-for-sale	494,245	469,203	426,297	419,638	426,649

Total securities	494,245	469,203	426,297	419,761	426,748
Loans:
Commercial	533,996	507,412	510,444	516,807	492,110
Consumer	323,939	319,482	308,804	302,517	316,100
Real estate	313,227	281,239	278,054	290,666	292,363

Total loans	1,171,162	1,108,133	1,097,302	1,109,990	1,100,573
Reserve for loan losses	17,345	16,904	16,830	16,884	16,747

Net loans	1,153,817	1,091,229	1,080,472	1,093,106	1,083,826
Premises and equipment	16,611	16,497	16,849	16,449	16,716
Goodwill and intangible assets	19,676	19,400	18,435	18,544	13,378
Servicing assets	11,832	10,184	10,672	9,369	6,931
Other	46,882	48,609	47,720	37,158	45,349

Total assets	$1,825,714	$1,770,490	$1,727,642	$1,681,523	$1,685,148

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Demand deposits (non-interest bearing)	$156,607	$145,177	$145,418	$139,013	$134,160
Demand deposits (interest bearing)	100,240	105,903	98,924	99,765	99,783
Savings	411,109	405,813	370,748	308,104	259,322
Time deposits	512,653	516,295	537,975	582,947	616,590

Total deposits	1,180,609	1,173,188	1,153,065	1,129,829	1,109,855
Federal funds purchased and securities sold under agreements to repurchase	165,504	135,611	128,361	114,128	130,769
Note payable	4,107	1,190	0	0	0
Borrowed funds	1,281	1,757	773	3,112	2,928
Accrued expenses and other liabilities	14,306	13,211	10,269	10,157	10,794
Federal Home Loan Bank advances	291,957	278,568	271,968	273,299	269,600
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,721	30,471	30,472	30,446	29,940

Total liabilities	1,688,485	1,633,996	1,594,908	1,560,971	1,553,886
Shareholders’ equity:
Common stock	41,153	39,522	38,421	37,568	37,438
Treasury shares	(25,050)	(21,641)	(18,291)	(17,281)	(15,924)
Other comprehensive income	7,032	7,951	4,503	4,449	7,312
Retained earnings	114,094	110,662	108,101	105,416	102,436

Total shareholders’ equity	137,229	136,494	132,734	130,152	131,262

Total liabilities and shareholders’ equity	$1,825,714	$1,770,490	$1,727,642	$1,691,123	$1,685,148

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Year-to-date period ended:
(Dollars in Thousands)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001
ASSETS
Cash and demand balances due from banks	$34,606	$34,320	$33,839	$35,183	$35,490
Federal funds sold	68,503	75,683	73,438	51,953	31,125
Securities:
Trading	40	41	61	123	114
Available-for-sale	452,587	438,561	422,986	419,638	392,729

Total securities	452,627	438,602	423,047	419,761	392,843
Loans:
Commercial	517,185	511,520	513,608	516,807	444,813
Consumer	313,760	310,330	305,678	302,517	316,032
Real estate	290,832	283,285	284,325	290,666	317,351

Total loans	1,121,777	1,105,135	1,103,611	1,109,990	1,078,196
Reserve for loan losses	16,992	16,873	16,857	16,884	15,889

Net loans	1,104,785	1,088,262	1,086,754	1,093,106	1,062,307
Premises and equipment	16,602	16,598	16,650	16,449	17,283
Goodwill and intangible assets	19,018	18,797	18,489	18,544	4,482
Servicing assets	10,520	10,078	10,024	9,369	5,759
Other	47,495	47,702	47,242	46,758	46,679

Total assets	$1,754,156	$1,730,042	$1,709,483	$1,691,123	$1,595,968

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Demand deposits (non-interest bearing)	$146,598	$143,225	$142,233	$139,013	$115,857
Demand deposits (interest bearing)	101,222	101,553	99,342	99,765	90,762
Savings	374,313	361,913	339,599	308,104	242,242
Time deposits	537,217	545,495	560,337	582,947	621,578

Total deposits	1,159,350	1,152,186	1,141,511	1,129,829	1,070,439
Federal funds purchased and securities sold under agreements to repurchase	136,041	126,112	121,284	114,128	116,131
Note payable	1,335	401	0	0	740
Borrowed funds	1,726	1,876	1,936	3,112	2,240
Accrued expenses and other liabilities	12,000	11,223	10,213	10,157	10,161
Federal Home Loan Bank advances	278,998	274,631	272,630	273,299	263,719
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,528	30,463	30,459	30,446	7,765

Total liabilities	1,619,978	1,596,892	1,578,033	1,560,971	1,471,195
Shareholders’ equity:
Common stock	39,177	38,511	37,997	37,568	37,192
Treasury shares	(20,590)	(19,087)	(17,789)	(17,281)	(14,989)
Net unrealized holding gains	5,996	5,647	4,476	4,449	3,947
Retained earnings	109,595	108,079	106,766	105,416	98,623

Total shareholders’ equity	134,178	133,150	131,450	130,152	124,773

Total liabilities and shareholders’ equity	$1,754,156	$1,730,042	$1,709,483	$1,691,123	$1,595,968

Second Bancorp Incorporated and Subsidiaries
Financial Highlights — Pro Forma Operating Results
Quarterly Data
(Dollars in thousands, except per share data)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001

Earnings:
Net interest income	$13,946	$13,954	$14,403	$14,157	$13,503
Provision for loan losses	2,350	1,573	1,303	933	1,627
Non-interest income	7,314	6,329	4,053	5,157	5,845
Security gains	(67)	832	0	(173)	2
Trading account	0	0	0	(20)	0
Non-interest expense	12,469	11,717	11,283	11,797	11,696
Federal income taxes	1,577	2,208	1,517	1,708	1,495

Net income	$4,797	$5,617	$4,353	$4,683	$4,532

Per share:
Basic earnings	$0.49	$0.57	$0.44	$0.47	$0.45
Diluted earnings	0.48	0.56	0.43	0.47	0.45
Key ratios: (%)
Return on average assets (ROA)	1.05	1.27	1.01	1.11	1.08
Return on average shareholders’ equity (ROE)	13.98	16.46	13.12	14.39	13.81
Net interest margin	3.38	3.49	3.69	3.72	3.57
Net overhead	1.20	1.30	1.79	1.68	1.49
Efficiency ratio	57.27	56.35	59.49	59.40	58.74
Second Bancorp Incorporated and Subsidiaries Reconciliation of GAAP vs. Pro Forma Operating Results Quarterly Data
Net income	$3,428	$5,536	$4,353	$4,683	$4,334
Adjustments to GAAP to reflect Pro Forma Operating Basis:
Add non-recurring costs:
Merger costs	10	124	0	0	305
Banking center reconfiguration	2,096	0	0	0	0

Total adjustments	2,106	124	0	0	305
Federal income taxes (benefit)	737	43	0	0	107

Net income	$4,797	$5,617	$4,353	$4,683	$4,532

Second Bancorp Incorporated and Subsidiaries
Financial Highlights — Pro Forma Operating Results
Year-to-Date Data
(Dollars in thousands, except per share data)

	Dec. 2002	Sept. 2002	June 2002	March 2002	Dec. 2001

Earnings:
Net interest income	$56,460	$42,514	$28,560	$14,157	$50,190
Provision for loan losses	6,159	3,809	2,236	933	4,718
Non-interest income	22,853	15,539	9,210	5,157	18,867
Security gains	592	659	(173)	(173)	642
Trading account	(20)	(20)	(20)	(20)	19
Non-interest expense	47,266	34,797	23,080	11,797	41,634
Federal income taxes	7,011	5,433	3,225	1,708	5,987

Net income	$19,449	$14,653	$9,036	$4,683	$17,379

Per share:
Basic earnings	$1.96	$1.48	$0.91	$0.47	$1.74
Diluted earnings	1.94	1.46	0.90	0.47	1.72
Key ratios: (%)
Return on average assets (ROA)	1.11	1.13	1.06	1.11	1.09
Return on average shareholders’ equity (ROE)	14.49	14.67	13.75	14.39	13.93
Net interest margin	3.56	3.63	3.70	3.72	3.49
Net overhead	1.49	1.59	1.73	1.68	1.52
Efficiency ratio	58.07	58.36	59.44	59.40	58.36
Second Bancorp Incorporated and Subsidiaries Reconciliation of GAAP vs. Pro Forma Operating Results Year-to-Date Data
Net income	$18,000	$14,572	$9,036	$4,683	$17,080
Adjustments to GAAP to reflect Pro Forma Operating Basis:
Add non-recurring costs:
Merger costs	134	124	0	0	305
Banking center reconfiguration	2,096	0	0	0	0

Total adjustments	2,230	124	0	0	305
Federal income taxes (benefit)	781	43	0	0	107
Add: Cumulative effect of accounting change, net of tax	0	0	0	0	101

Net income	$19,449	$14,653	$9,036	$4,683	$17,379

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: January 23, 2003	/s/ David L. Kellerman

David L. Kellerman, Treasurer